                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                             Case No. 02-14838 (REG)
                                   Chapter 11


                            CENTURY-ML CABLE VENTURE


                                (NAME OF DEBTOR)


                          Monthly Operating Report for
                      the period ended February 29, 2004 *

                                Debtor's Address:
                          Urb. Industrial Tres Monjitas
                             1 Calle Manuel Camunas
                             San Juan, PR 00918-1485


                           MORGAN, LEWIS & BOCKIUS LLP

                                (Debtor Attorney)


                                                  Monthly Operating Income: $124
                                                                ($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.*

Date:  March 25, 2004

                              /s/ Scott Macdonald
                              -------------------
                              Scott Macdonald
                              Senior Vice President and Chief Accounting Officer Century Communications Corp. (Managing Partner)


Indicate if this is an amended statement by checking here

                                                         AMENDED STATEMENT
                                                                          -----

* All amounts herein are preliminary and subject to revision. The debtor reserves all rights to revise this report.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                             UNAUDITED BALANCE SHEET
                             (Dollars in thousands)


                                                     February 29,
                                                         2004
                                                     -------------
ASSETS:
Cash and cash equivalents                            $      10,485
Subscriber receivables, net                                    436
Prepaid expenses and other assets, net                         221
Investment in Century-ML Cable Corporation                 119,640
Related party receivables                                      231
Intercompany receivables                                     2,244
Property, plant and equipment, net                           6,332
Intangible assets                                            1,528
                                                     -------------
     Total assets                                    $     141,117
                                                     =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable                                     $          57
Subscriber advance payments and deposits                       269
Accrued expenses and other liabilities                         958
Intercompany payables                                          430
Deferred income taxes                                           45
                                                     -------------
                                                             1,759
                                                     -------------
Liabilities subject to compromise:
   Accounts payable                                             20
   Accrued expenses and other liabilities                    1,072
   Intercompany payables                                    11,152
                                                     -------------
       Total liabilities subject to compromise              12,244
                                                     -------------
         Total liabilities                                  14,003
                                                     -------------

Contingencies (Note 9)

Partners' equity:
   Partners' contributions                                  56,800
   Partners' retained earnings                              70,314
                                                     -------------
      Total partners' equity                               127,114
                                                     -------------
          Total liabilities and partners' equity     $     141,117
                                                     =============


         The accompanying notes are an integral part of these unaudited financial statements.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                       UNAUDITED STATEMENTS OF OPERATIONS
                             (Dollars in thousands)

                                                                                               Seventeen
                                                                            Month Ended       Months Ended
                                                                            February 29,      February 29,
                                                                                2004              2004
                                                                           -------------      -------------
Revenue                                                                    $         943      $      15,750

Cost and expenses:
   Direct operating and programming                                                  471              6,124
   Selling, general and administrative                                               228              2,034
   Management fees                                                                    34                837
   Non-recurring professional fees                                                    --                (56)
   Depreciation                                                                       76              1,375
                                                                           -------------      -------------

     Operating income before reorganization expenses due to bankruptcy               134              5,436

Reorganization expenses due to bankruptcy                                             10                210
                                                                           -------------      -------------

Operating income                                                                     124              5,226

  Interest income, net                                                                 9                169
  Equity in net income of Century-ML Cable Corporation, net of taxes               1,426             22,799
                                                                           -------------      -------------

Income before income taxes                                                         1,559             28,194
  Income tax expense                                                                 (56)            (2,029)
                                                                           -------------      -------------
Net income                                                                 $       1,503      $      26,165
                                                                           =============      =============


         The accompanying notes are an integral part of these unaudited financial statements.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                       UNAUDITED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                                                                               Seventeen
                                                                           Month Ended        Months Ended
                                                                           February 29,       February 29,
                                                                                2004             2004
                                                                           -------------      -------------
Cash flows from operating activities:
  Net income                                                               $       1,503      $      26,165
    Adjustments to reconcile net income to net cash
      provided by (used in) operating activities:
      Depreciation                                                                    76              1,375
      Reorganization expenses due to bankruptcy                                       10                210
      Non-recurring professional fees                                                 --                (56)
      Equity in net income of Century-ML Cable Corporation, net of taxes          (1,426)           (22,799)
      Change in assets and liabilities:
         Subscriber receivables, net                                                  46                 94
         Prepaid expenses and other assets, net                                       13                (59)
         Accounts payable                                                            (14)                81
         Subscriber advance payments and deposits                                   (108)               (32)
         Accrued expenses and other liabilities                                      (37)               604
         Intercompany receivables and payables, net                               (1,665)            (1,915)
                                                                           -------------      -------------
Net cash provided by (used in) operating activities                               (1,602)             3,668
                                                                           -------------      -------------

Cash flows from investing activities:
   Expenditures for property, plant and equipment                                    (36)            (1,571)
                                                                           -------------      -------------
Net cash used in investing activities                                                (36)            (1,571)
                                                                           -------------      -------------

Change in cash and cash equivalents                                               (1,638)             2,097
Cash and cash equivalents, beginning of period                                    12,123              8,388
                                                                           -------------      -------------
Cash and cash equivalents, end of period                                   $      10,485      $      10,485
                                                                           =============      =============

         The accompanying notes are an integral part of these unaudited financial statements.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             (Dollars in Thousands)


1. ORGANIZATION, BUSINESS AND PROCEEDINGS UNDER CHAPTER 11

      Century-ML Cable Venture ("CMLCV" or the "Venture") owns, operates and manages cable television systems located in Puerto Rico. CMLCV's operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables.

Bankruptcy Proceedings

      On September 30, 2002, CMLCV filed a voluntary petition to reorganize under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). CMLCV is operating its business as a debtor-in-possession. By order dated March 9, 2004 the Bankruptcy Court granted the Venture's request for an extension of the exclusive period within which to file a plan of reorganization and solicit acceptances thereof through March 23, 2004 and May 25, 2004, respectively.

      CMLCV is a Joint Venture between ML Media Partners, L.P. ("ML Media") and Century Communications Corporation ("Century"), a wholly owned, indirect subsidiary of Adelphia Communications Corporation ("Adelphia"). Century-ML Cable Corporation, a wholly-owned subsidiary of CMLCV, has not filed a bankruptcy petition and has not been consolidated with the Venture in these unaudited financial statements. Century-ML Cable Corporation is presented as an equity investment in the unaudited financial statements as described in Note 8 below.

      Adelphia and certain of its majority-owned subsidiaries (the "Adelphia Debtors") filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court on June 25, 2002, which are administered in a joint proceeding (including Century, which filed on June 10, 2002). CMLCV is subject to a separate bankruptcy proceeding and is not part of the jointly administered Adelphia cases.

      Additionally, the accompanying unaudited financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the "Rigas Family").

      On February 25, 2004, the Adelphia Debtors filed their proposed joint plan of reorganization (the "Plan") and related draft disclosure statement with the Bankruptcy Court. While the Plan proposes, among other things, the reorganization of the Adelphia Debtors and claims against them, it does not address the reorganization of CMLCV.

Basis of Presentation

      Until a plan of reorganization is confirmed by the Bankruptcy Court, the unaudited financial statements of the Venture have been prepared using guidance prescribed by the American Institute of Certified Public Accountants' ("AICPA") Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") and generally accepted accounting principles in the United States of America ("GAAP"). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Venture as of February 29, 2004, or the results of its operations or its cash flows for the one and seventeen month periods ended February 29, 2004 in conformity with GAAP because the unaudited consolidated financial statements exclude the financial position and results of operations of the Century-ML Cable Corporation. Furthermore, the unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements. The accompanying unaudited financial statements of the Venture

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             (Dollars in Thousands)


have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Venture is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Venture may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

       SOP 90-7 requires that (i) pre-petition liabilities that are subject to compromise be segregated in the Venture's balance sheet as liabilities subject to compromise and (ii) revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization and restructuring of the Venture be reported separately as reorganization expenses in the statement of operations. The Venture believes that cash flows from operations should allow the Venture to continue as a going concern. However, there can be no assurance of this. The Venture's ability to continue as a going concern is also dependent upon its ability to generate sufficient cash flow from operations to meet its obligations as they become due. In the event a Chapter 11 plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Venture's business thereafter will be dependent on the Venture's ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Venture will emerge from these bankruptcy proceedings. Furthermore, the effect on the Venture's business from the terms and conditions of such a plan of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Venture's ability to continue as a going concern.

      The accompanying unaudited financial statements have been derived from the books and records of the Venture and Adelphia. However, certain financial information, derived from the Venture and/or Adelphia, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, the Venture believes that the financial information will be subject to changes, and these changes could be material.

      The Venture is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited financial statements should be supplemented or otherwise amended. The Venture reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited financial statements. These accompanying unaudited financial statements should not be considered an admission of the Venture's income, expenditures or general financial condition, but rather, a current compilation of the Venture's books and records. The Venture does not make, and/or specifically disclaims any representation or warranty as to the completeness or accuracy of the information set forth herein. Adelphia is performing a review of the historical books and records, accounting policies and practices and financial statements of Adelphia and the Venture to determine whether such books and records and financial statements need to be adjusted in light of the actions taken by management of Adelphia during the time that the Rigas Family held director and officer positions at Adelphia. Adelphia's current management is actively engaged in preparing restated financial statements for Adelphia and the Venture for 1999 and 2000, preparing restated financial statements for Adelphia and the Venture for 2001 (which Adelphia financial statements, although never publicly disclosed, were substantially completed at the time of the discovery of the Rigas mismanagement) and preparing financial statements for 2002 and 2003.

      The operating results for the period presented herein may not be indicative of the operating results for the full year or any future interim period.

      All significant intercompany accounts have been presented gross for purposes of these unaudited financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 5 to these unaudited financial statements for further discussion.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             (Dollars in Thousands)


      As previously stated, certain footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of the Venture's management, all disclosures considered necessary for an informative presentation have been included herein.

Dismissal of Former Independent Public Accountants/New Management

      As disclosed in Adelphia's Current Report on Form 8-K filed on June 14, 2002, as amended, Adelphia, on June 9, 2002, dismissed Deloitte & Touche LLP ("Deloitte"), the Venture's and Adelphia's former independent public accountants.

      As a result of actions taken by the former management of Adelphia, the Venture has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001 or received its independent auditor's report thereon. As of the date Deloitte was dismissed as the Venture's and Adelphia's independent public accountants, Deloitte had completed its audit and issued its independent auditors' report with respect to the Venture's financial statements as of and for the year ended December 31, 2001. However, Deloitte withdrew the audit reports it had issued with respect to financial statements of the Venture and Adelphia. The Venture has not selected an independent accountant to replace Deloitte.

      On November 6, 2002, Adelphia filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. Adelphia is seeking compensation for all injury from Deloitte's conduct, as well as punitive damages. Deloitte has filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte's preliminary objections in their entirety. On September 15, 2003, Deloitte filed an answer and counterclaims with respect to Adelphia's complaint and also asserted claims against the Rigas Family. On January 9, 2004, Adelphia filed an answer to Deloitte's counterclaims and also served discovery requests on Deloitte, including (i) Adelphia's First Set of Document Requests and (ii) a Notice of Deposition of Deloitte's Corporate Designee. Deloitte moved to stay discovery in this action until completion of the DoJ Action, which Adelphia opposed. The motion became moot as the court has effectively stayed discovery for 60 days in that action until the beginning of April 2004.

      Effective March 18, 2003, Adelphia appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer who, along with other members of the current management team, took control of Adelphia and the Venture in May 2002. Adelphia's employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by orders dated March 4, 2003 and March 7, 2003, respectively.

      In November 2003, the Venture announced that it has retained Jean Simmons as its new general manager to succeed the Venture's prior general manager. Ms. Simmons remains an employee of Adelphia, but is devoting full time services to the Venture, which will bear all costs of the new general manager.

2. LIABILITIES SUBJECT TO COMPROMISE

      As discussed in Note 1 to the accompanying unaudited financial statements, the Venture has been operating as a debtor-in-possession under Chapter 11 of the Bankruptcy Code since September 30, 2002. The Venture has been authorized by the Bankruptcy Court overseeing the proceeding to operate its business in the ordinary course.

      As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             (Dollars in Thousands)


generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved the Venture's motions to pay certain pre-petition obligations including, but not limited to, employee wages and other related benefits.

      The Venture has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Venture may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Venture. Any damages resulting from the rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. The Venture has provided notice to all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which proofs of claims against the Venture must be filed if a claimant disagrees with how such claimant's claim appears on the Venture's Schedules of Liabilities. By Order dated December 2, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against the Venture's estate of January 15, 2004 at 5:00 P.M. (Eastern Time). Differences between liability amounts estimated by the Venture and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the disposition of such claims. The determination of how such liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization as discussed in Note 1. Accordingly, the ultimate amount of the Venture's total liabilities is presently not determinable. On February 21, 2003, the Venture filed its Statement of Financial Affairs and Schedules of Assets and Liabilities, summarizing the Venture's current expectations as to the aggregate assets and liabilities of the Venture on a detailed basis.

      As of February 29, 2004, the Venture estimates that it has liabilities subject to compromise of $12,244. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain other claims, the values of any collateral securing such claims, and/or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

      Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court. This amount does not include certain contingencies subject to pending litigation described in Note 9 below.

3. NON-RECURRING PROFESSIONAL FEES AND REORGANIZATION EXPENSES

      Through April 30, 2003, Adelphia provisionally allocated to the Venture certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, related to Adelphia's and the Venture's reorganization. Such amounts included various fees for legal, special investigation, forensic and re-audit services. The provisional allocation was consistently applied to all Adelphia entities, including joint ventures, and was prorated based on each entity's revenue. In May 2003, Adelphia provisionally reversed the allocation of these fees to the Venture in connection with certain requirements under Adelphia's debtor-in-possession credit facility.

      Based on management's interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited statements of operations. These expenses include legal, restructuring and financial consultant fees for the Venture. Future adjustments may be made to reflect amounts allocable to the Venture in accordance with SOP 90-7.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             (Dollars in Thousands)


4. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

      To the best of the Venture's knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers' compensation and disability insurance policies, required to be paid were fully paid as of February 29, 2004.

5. INTERCOMPANY AND RELATED PARTY RECEIVABLES AND PAYABLES

      The accompanying unaudited financial statements include intercompany receivables and payables related to all of the Venture's and Adelphia's subsidiaries. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in the liabilities in the unaudited balance sheet. The intercompany payables have been segregated between pre- and post-bankruptcy petition and none of the intercompany balances have been collateralized.

      Related party receivables represent advances to certain related parties, including entities owned and/or controlled by the Rigas Family. No related party balances have been collateralized.

6. CASH AND CASH EQUIVALENTS

      The Venture considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

7. SUBSCRIBER RECEIVABLES

      Subscriber receivables are comprised of monthly amounts due from the Venture's subscribers and are reported net of allowance for doubtful accounts of $50.

8. INVESTMENT IN CENTURY-ML CABLE CORPORATION

      On a monthly basis, the Venture records its 100% share of equity in income for Century-ML Cable Corporation.

9. CONTINGENCIES

      On or about March 24, 2000, ML Media filed a Verified Complaint (the "Complaint") in the Supreme Court of the State of New York, New York County, against Arahova Communications, Inc., Century and Adelphia. In the nine count Complaint, ML Media alleged that it entered into a joint venture agreement (the "Agreement") with Century which, as subsequently modified, governed the ownership, operation and disposition of the Venture. The Complaint alleged that Adelphia and its affiliates took over Century's interest in the Venture on or about October 1, 1999, and, according to the Complaint, breached their fiduciary obligations to the Venture and violated certain provisions of the Agreement. The Complaint further alleged that ML Media gave Century notice that ML Media was exercising its rights under the Agreement to require that Century elect to (a) purchase ML Media's interest in the Venture at an appraised fair value, or (b) seek to sell the cable systems to one or more third parties. Century, according to the Complaint, elected to pursue the sale of the cable systems and indicated that it was evaluating whether Century or an affiliate thereof would make an offer for the cable systems. The Complaint alleged that Century or its affiliates' potential participation in the sale process was improper. The Complaint asked for, among other things, the dissolution of the Venture and the appointment of a receiver to effect a prompt sale of the Venture. On or about April 24, 2000, the defendants denied the material allegations of the

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             (Dollars in Thousands)


Complaint and Century asserted three counterclaims against ML Media by reason of ML Media's alleged failure to cooperate in Century's efforts to sell the cable systems. On or about May 15, 2000, ML Media denied the material allegations of Century's counterclaims.

      On December 13, 2001, the parties reached a settlement in this matter. In connection with the settlement, Adelphia, Century, the Venture, ML Media and Highland Holdings, L.P. ("Highland"), a general partnership owned and controlled by members of the Rigas Family, entered into an agreement (the "Recap Agreement") pursuant to which the Venture agreed to redeem ML Media's 50% interest in the Venture (the "Redemption") on or before September 30, 2002 for a purchase price of $275,000, or subject to certain events, to $279,800. Among other things, the Recap Agreement provided that Highland would arrange debt financing for the Redemption, guarantee debt service on and after the closing, and acquire a 60% ownership interest in the recapitalized Company. If the Redemption did not occur, Adelphia agreed to purchase ML Media's 50% interest in the Venture under similar terms. Century's 50% interest in the Venture has purportedly been pledged to ML Media as collateral for Adelphia's obligations under the Recap Agreement. On or about December 18, 2001, $10,000 was placed on deposit as earnest funds for the transaction (the "Deposit"). Simultaneously with the execution of the settlement agreement, ML Media, Adelphia and certain of its subsidiaries entered into a Stipulation of Settlement, pursuant to which the litigation between them was stayed pending the Redemption.

      On or about May 28, 2002, ML Media notified the Venture, Adelphia, Century and Highland that, by virtue of a change in the control of Adelphia, the Redemption's closing date under the Recap Agreement had been accelerated from September 30, 2002, to June 7, 2002 in the case of the Venture and June 10, 2002, in the case of Adelphia. Adelphia notified ML Media that no change of control transaction as contemplated by the Recap Agreement had occurred. On June 10, 2002, Adelphia and Century sought a temporary restraining order and preliminary injunction prohibiting ML Media from exercising its purported rights or remedies under the Recap Agreement. The court denied issuance of a temporary restraining order. Century filed a voluntary Chapter 11 bankruptcy petition on June 10, 2002. On June 12, 2002, ML Media sought a temporary restraining order and preliminary injunction enjoining Adelphia from preventing ML Media's assumption of management of the Venture. The court denied issuance of a temporary restraining order. On June 13, 2002, Century removed the action to the United States Bankruptcy Court for the Southern District of New York.

      On June 17, 2002, Century and Adelphia sought a temporary restraining order and preliminary injunction prohibiting ML Media from taking possession of the Deposit. The court denied Century and Adelphia's application and on or about June 21, 2002, ML Media took possession of the deposit.

      On or about July 3, 2002, ML Media filed and served a First Amended Complaint against Adelphia, Century, the Venture and Highland. The complaint alleged that the closing date under the Recap Agreement was accelerated to either June 7, 2002, by reason of a change of control of Adelphia, or July 1, 2002 by reason of Adelphia's defaults under certain of Adelphia's indebtedness and that the defendants had failed to effect the Redemption. The complaint further alleged that Century had diverted from the Venture at least $3,500 in excessive management fees. The complaint set forth seven purported causes of action, alleging, inter alia, that: (i) the Venture breached the Recap Agreement by reason of its failure to perform the Redemption; (ii) Adelphia breached the Recap Agreement by reason of its failure to perform the Redemption, its failure to turn over management of the Venture to ML Media, and its failure to indemnify ML Media; (iii) Century breached the Recap Agreement by reason of its failure to turn over management of the Venture to ML Media, and its failure to indemnify ML Media; (iv) Highland breached the Recap Agreement by reason of its failure to indemnify ML Media, its failure to obtain financing for the Redemption, and its failure to reimburse ML Media for certain fees; (v) Adelphia and Century breached their fiduciary duty to ML Media; (vi) ML Media is entitled to specific performance of the Recap Agreement such that it may manage the Venture; and
(vii) ML Media is entitled to an injunction

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             (Dollars in Thousands)


prohibiting Adelphia and Century from failing to turn over management of the Venture to ML Media.

      On July 3, 2002, ML Media moved to sever its claims against the Venture and Highland and remand them to state court. All of the defendants opposed the motion. A hearing was held on or about August 9, 2002 and in an opinion dated November 8, 2002, the court denied the motion.

      On July 30, 2002, Highland moved to dismiss the complaint on the grounds that it constituted an attempt to enforce an executory contract against two debtors, Adelphia and Century, as well as an attempt to exercise control over estate property. On August 7, 2002, Adelphia and Century moved to dismiss the complaint by reason of its failure to allege the closing of a change of control transaction or, in the alternative, they sought summary judgment with respect to such claimed acceleration. On August 8, 2002, the Venture joined in Adelphia and Century's motion. ML Media opposed the motions. On August 8, 2002, ML Media moved for summary judgment on its claims against the Venture and Highland. The defendants opposed the motion, inter alia, asserting that acceleration had not occurred and that the Recap Agreement constituted a fraudulent conveyance, citing, inter alia, the conflicts of interest held by those executing the agreement, the absence of value received by the Venture in exchange for its obligation to pay ML Media $275,000, and the transfer to Highland of a 60% interest in the Venture. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Court: (i) denied all of the parties' motions for summary judgment, except that the Court (ii) found "as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Venture was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of Adelphia, Century and Highland is now in default." The Court granted summary judgment only to such extent.

      On September 30, 2002, Century filed the voluntary chapter 11 bankruptcy petition for the Venture. On or about October 11, 2002, ML Media moved to dismiss the petition, inter alia, on the grounds that: (i) under applicable law and the Joint Venture Agreement, Century lacked the authority to file the petition without the consent of ML Media; and (ii) the court could not treat the petition as involuntarily filed because the Venture was paying its debts as they came due and the $279,800 sought by ML Media from the Venture was the subject of a bona fide dispute. Century and the Venture opposed the motion. A hearing was held on November 15, 2002 and in a decision and order dated April 21, 2003, the Court denied ML Media's motion to dismiss the CMLCV bankruptcy petition rejecting ML Media's claim that Century improperly filed the petition without ML Media's consent.

      On January 27, 2003, the Venture served and filed an Answer to the Complaint denying the substantive allegations therein and asserting a defense of fraudulent conveyance. On that same date, Adelphia and Century also answered the Complaint denying the substantive allegations therein and asserted counterclaims against ML Media based upon various theories including fraudulent conveyance. On or about March 26, 2003, ML Media moved for summary judgment on Adelphia and Century's counterclaims. On March 28, 2003, Highland served and filed an answer to the Complaint denying the substantive allegations therein and asserted counterclaims against ML Media for breach of contract and unjust enrichment, based upon ML Media's withdrawal of the escrow funds, and for rescission of the Recap Agreement, based upon Highland's inability to receive a 60% interest in the Venture. In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media's request to become manager of the Venture's cable systems. On or about April 18, 2003, ML Media filed an answer to Highland's counterclaims denying the substantive allegations. On or about April 30, 2003, the Venture amended its answer and asserted counterclaims against ML Media based upon various theories including fraudulent conveyance. On or about June 27, 2003, ML Media moved to dismiss the Venture's counterclaim for lack of standing or, in the alternative, for failure to state a claim. On September 5, 2003, a hearing was held to determine whether ML Media's motions to dismiss and for summary judgment should be granted. The Bankruptcy court has not yet issued a decision on the motions. On September 17, 2003, the Bankruptcy

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             (Dollars in Thousands)


Court entered an order authorizing Adelphia's and Century's rejection of the Recap Agreement.

      On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute.

      Subject to the outcome of the litigation noted above, the Venture and/or Adelphia may be required to pay $279,800 to ML Media for their 50% ownership in the joint venture as well as interest and other amounts that may result from the outcome of this litigation. No accrual for the outcome of the litigation has been recorded in the accompanying unaudited financial statements.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             (Dollars in Thousands)


10. BANKRUPTCY COURT REPORTING SCHEDULES

      The Bankruptcy Court reporting schedules included in this report on pages 13 through 18 are for the period from February 1, 2004 through February 29, 2004 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The following schedules for sales and other taxes due and gross taxable sales are not applicable since the Commonwealth of Puerto Rico does not have these types of taxes. The accompanying Bankruptcy Court reporting schedules have been obtained from the books and records of the Venture and Adelphia, as applicable, and are unaudited.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES
                                     SUMMARY


                                                        For the
                                                      Month Ended
                                                   February 29, 2004       Reference
                                                   -----------------     ------------
Gross wages paid                                   $       60,425.49     Schedule I
Employee payroll taxes withheld                            10,968.13     Schedule I
Employer payroll taxes due                                  8,298.77     Schedule I
Payroll taxes paid*                                        10,432.79     Schedule II*
Sales and other taxes due**                                      N/A     Schedule III
Gross taxable sales**                                            N/A     Schedule III
Real estate and personal property taxes paid**                   N/A     Schedule IV
Other taxes paid                                           80,777.08     Schedule V
Cash disbursements                                        807,890.56     Schedule VI
Insurance coverage                                 $             N/A     Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not due.

** See Note 10 in the accompanying unaudited financial statements for disclosure regarding these schedules.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE I

             COURT REPORTING SCHEDULES FOR PAYROLL AND PAYROLL TAXES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

---------------------------------------------------------------------------
                            Gross       Employee Payroll   Employer Payroll
   Week Ending Date      Wages Paid      Taxes Withheld       Taxes Due
---------------------------------------------------------------------------
February 1, 2004        $  8,936.64     $       1,458.72   $       1,250.89
February 1, 2004           2,005.59               153.42             277.76
February 8, 2004          12,460.45             2,377.64           1,739.51
February 15, 2004         11,260.28             2,052.36           1,572.78
February 22, 2004         13,973.96             2,832.56           1,931.31
February 22, 2004            650.00                83.78              91.58
February 29, 2004         11,138.57             2,009.65           1,434.94
---------------------------------------------------------------------------
      Total             $ 60,425.49     $      10,968.13   $       8,298.77
---------------------------------------------------------------------------

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE II                      PAGE 1 OF 1

                COURT REPORTING SCHEDULES FOR PAYROLL TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

PAYEE                         PAYROLL TAXES PAID *       PAYMENT DATE
-----                         --------------------       -------------
Internal Revenue Service      $         1,494.08      February   2, 2004
Internal Revenue Service                1,674.14      February 9, 2004
Internal Revenue Service                1,906.44      February 17, 2004
Internal Revenue Service                1,722.78      February 23, 2004
Department of Treasury                  3,635.35      February 2, 2004
                              ------------------

Total                         $        10,432.79
                              ==================


* The amount reported above for payroll taxes paid is based upon the date paid and not due.

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE V                        PAGE 1 OF 1

            COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

TAXING JURISDICTION              TAX TYPE               AMOUNT PAID           DATE PAID
-------------------              --------               -----------           ---------
Department of Treasury      Individual Corp W/H         $    481.96      February 10, 2004
Department of Treasury      Excise Tax                  $    794.06      February 10, 2004
Department of Treasury      Non-resident 29% tax W/H    $ 77,318.70      February 11, 2004
Municipio Toa Alta          Construction Tax            $  2,182.36      February 23, 2004
                                                        -----------
Total                                                   $ 80,777.08
                                                        ===========

                            CENTURY-ML CABLE VENTURE
                             (DEBTOR-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE VI                      PAGE 1 OF 1

                COURT REPORTING SCHEDULES FOR CASH DISBURSEMENTS
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                               CASE
LEGAL ENTITY                  NUMBER      DISBURSEMENTS
------------                 --------     -------------
Century-ML Cable Venture     02-14838     $  807,890.56

                            CENTURY-ML CABLE VENTURE
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE VII                      PAGE 1 OF 1

                COURT REPORTING SCHEDULES FOR INSURANCE COVERAGE

             COVERAGE                               COMPANY                   POLICY NO.                            TERM
             --------                               -------                   ----------                            ----
COMMERCIAL PROPERTY                        Royal Indemnity Company           R2HD329266                         05/16/03 - 05/16/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL GENERAL LIABILITY               Chubb                             3579-80-31                         05/16/03 - 05/16/04

-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL AUTOMOBILE                      Universal Insurance Company       09-CAP518-0154758                  07/24/03 - 07/24/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
WORKER'S COMPENSATION                      Corporacion del Fondo de          8316000571                         Continuous
                                           Seguro del Estado
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY DISHONESTY BOND                   American International            163-00685                         01/26/03 - 01/26/05
                                            Insurance Company

-----------------------------------------------------------------------------------------------------------------------------------
UMBRELLA LIABILITY                         Chubb                             7982-28-82                         05/16/03 - 05/16/04
EXCESS LIABILITY                           ACE Insurance Company             47PRX-3035                         05/16/03 - 05/16/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
POLLUTION LIABILITY                        Federal Insurance                 37251845                           01/01/04 - 01/01/05
                                                                             37251846                           01/01/04 - 01/01/05
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CHAUFFER'S INSURANCE                       Dept. del Trabajo y Recursos      0160020530                         Continuous
                                           Humanos-Negociado de
                                           Beneficios a Choferes
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE                             Seguros de Vida Triple S          GLIF 10050852                      06/01/03 - 06/01/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DISABILITY INSURANCE                       National Life Insurance Co.       GR-139-7709                        Continous
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM DISABILITY INSURANCE             Hartford Life Insurance           GLT-043576                         08/01/03 - 08/01/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
HEALTH INSURANCE                           Triple S                          Group 05085-002                    06/01/03 - 06/01/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT INSURANCE                     Dept. del Trabajo y Recursos      2582960007                         Continuous
                                           Humanos-Negociado de
                                           Seguridad de Empleo
-----------------------------------------------------------------------------------------------------------------------------------